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2Q17 CALL CURRENT Better/ July 26, 2017 October 20, 2017 Worse 2017E 2018E Global GDP Growth Forecast (1) 2017E: 3.5% 2017E: 3.6% p 3.6% 3.7% U.S. GDP Growth Forecast (1) 2017E: 2.1% 2017E: 2.2% p 2.2% 2.3% U.S. Unemployment Rate (2) 4.4% 4.2% q 4.4% 4.2% Inflation Rate – U.S. Annual CPI Index (2) 1.6% 2.2% p 2.1% 2.1% Crude Oil ($/barrel) (3) $49 $51 p $50 $53 Control of White House, Senate and HoR (4) R,R,R R,R,R tu R,R,R R,R,R Three-Month Libor (USD) (2) 1.3% 1.4% p 1.5% 2.2% 10-Yr U.S. Treasury Yield (2) 2.3% 2.4% p 2.4% 2.9% GBP-USD (2) 1.31 1.32 p 1.32 1.32 EUR-USD (2) 1.17 1.18 p 1.18 1.22 S&P 500 (2) 2,478 (YTD 11.9%); P/E: 21.5x 2,575 (YTD 16.9%); P/E: 21.9x p 19.5x 17.6x NASDAQ 100 (2) 5,951 (YTD 23.1%); P/E: 26.1x 6,109 (YTD 26.7%); P/E: 26.2x p 21.3x 19.1x RMZ (2)(5) 1,169 (YTD 1.9%); P/E: 16.3x 1,163 (YTD 1.2%); P/E 16.3x q 15.5x N/A IT Spending Growth Worldwide (6) 2017E: 3.3% 2017E: 3.3% tu 3.3% 3.3% Server Shipment Worldwide (7) 2017E: 4.0% 2017E: 2.9% q 2.9% 4.0% Global Data Center to Data Center IP Traffic (8) CAGR 2015 - 2020E: 32% CAGR 2015 - 2020E: 32% tu CAGR 2015 - 2020E: 32% Global Cloud IP Traffic (8) CAGR 2015 - 2020E: 30% CAGR 2015 - 2020E: 30% tu CAGR 2015 - 2020E: 30%

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4Q16 / 4Q15 Revenue Growth

1Q17A 2Q17A 3Q17A Adjusted EBITDA Growth Long-Term Financings Share Count 4Q17E

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September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 Net (loss) income available to common stockholders (4,140)$ 187,330$ 119,842$ 254,406$ Adjustments: Noncontrolling interests in operating partnership (79) 3,024 1,632 4,144 Real estate related depreciation and amortization (1) 196,871 175,332 545,328 509,287 Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 2,732 2,810 8,243 8,423 Impairment of investments in real estate 28,992 - 28,992 - Impairment charge on Telx trade name - - - 6,122 (Gain) loss on sale of properties (9,750) (169,000) (9,608) (170,097) FFO available to common stockholders and unitholders 214,626$ 199,496$ 694,429$ 612,285$ Basic FFO per share and unit 1.24$ 1.33$ 4.18$ 4.10$ Diluted FFO per share and unit 1.23$ 1.31$ 4.16$ 4.08$ Weighted average common stock and units outstanding Basic 173,461 149,778 166,048 149,352 Diluted 174,170 151,765 166,938 150,076 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 199,914 178,133 554,491 522,743 Impairment charge on Telx trade name - - - (6,122) Non-real estate depreciation (3,043) (2,801) (9,163) (7,334) 196,871$ 175,332$ 545,328$ 509,287$ Nine Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended

September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 FFO available to common stockholders and unitholders -- basic and diluted 214,626$ 199,496$ 694,429$ 612,285$ Weighted average common stock and units outstanding 173,461 149,778 166,048 149,352 Add: Effect of dilutive securities 709 1,987 890 724 Weighted average common stock and units outstanding -- diluted 174,170 151,765 166,938 150,076 September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 FFO available to common stockholders and unitholders -- diluted 214,626$ 199,496$ 694,429$ 612,285$ Termination fees and other non-core revenues (1) (208) (2) (584) (93) Significant transaction expenses 42,809 6,015 60,367 11,530 (Gain) loss from early extinguishment of debt (1,990) 18 (1,990) 982 Costs on redemption of preferred stock - 10,328 6,309 10,328 Bridge facility fees 3,181 - 3,181 - Severance accrual and equity acceleration (2) 2,288 2,580 3,522 5,536 Equity in earnings adjustment for non-core items - - (3,285) - Loss on currency forwards - - - 3,082 Other non-core expense adjustments 3,051 (22) 3,075 (23) CFFO available to common stockholders and unitholders -- diluted 263,757$ 218,413$ 765,024$ 643,627$ Diluted CFFO per share and unit 1.51$ 1.44$ 4.58$ 4.29$ (1) Includes one-time fees, proceeds and certain other adjustments that are not core to our business. (2) Relates to severance charges related to the departure of company executives. Three Months Ended Nine Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Nine Months Ended

September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 Net (loss) income available to common stockholders (4,140)$ 187,330$ 119,842$ 254,406$ Interest 71,621 63,084 184,653 180,254 (Gain) loss from early extinguishment of debt (1,990) 18 (1,990) 982 Taxes 2,494 3,720 7,356 8,081 Depreciation and amortization 199,914 178,133 554,491 522,743 Impairment of investments in real estate 28,992 - 28,992 - EBITDA 296,891 432,285 893,344 966,466 Severance accrual and equity acceleration 2,288 2,580 3,522 5,536 Transactions 42,809 6,015 60,367 11,530 Gain on sale of properties (9,750) (169,000) (9,608) (170,097) Equity in earnings adjustment for non-core items - - (3,285) - Loss on currency forwards - - - 3,082 Other non-core expense adjustments 3,051 (22) 3,075 (23) Noncontrolling interests 40 3,247 1,985 4,600 Preferred stock dividends 16,575 21,530 48,473 66,378 Issuance costs associated with redeemed preferred stock - 10,328 6,309 10,328 Adjusted EBITDA 351,904$ 306,963$ 1,004,182$ 897,800$ Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Nine Months EndedThree Months Ended

September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 Rental revenues 247,326$ 243,268$ 741,604$ 734,985$ Tenant reimbursements - Utilities 39,106 42,217 111,752 114,022 Tenant reimbursements - Other 16,646 18,542 49,333 52,714 Interconnection and other 50,835 45,425 149,455 132,723 Total Revenue 353,913 349,452 1,052,144 1,034,444 Utilities 52,863 53,356 145,090 143,257 Rental property operating 52,096 56,600 161,552 167,743 Property taxes 19,007 17,173 52,008 51,350 Insurance 1,950 1,859 5,949 5,527 Total Expenses 125,916 128,988 364,599 367,877 Net Operating Income 227,997$ 220,464$ 687,545$ 666,567$ Less: Stabilized straight-line rent (5,793)$ (4,353)$ (15,166)$ (12,170)$ Above and below market rent 1,886 2,133 6,021 6,447 Cash Net Operating Income 231,904$ 222,684$ 696,690$ 672,290$ Three Months Ended Nine Months Ended Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited)

Net Debt/LQA Adjusted EBITDA QE 09/30/2017 Total debt at balance sheet carrying value 8,484,244$ Add: DLR share of unconsolidated joint venture debt 152,526 Add: Capital lease obligations 170,864 Less: Unrestricted cash (192,578) Net Debt as of September 30, 2017 8,615,056$ Net Debt / LQA Adjusted EBITDA(i i i ) 6.0x (iii) Adjusted EBITDA Net (loss) available to common stockholders (4,140)$ Interest expense 71,621 DLR share of unconsolidated joint venture interest expense 1,458 Gain from early extinguishment of debt (1,990) Taxes 2,494 Depreciation and amortization 199,914 Impairment of investments in real estate 28,992 DLR share of unconsolidated joint venture depreciation 2,732 EBITDA 301,081 Severance accrual and equity acceleration and legal expenses 2,288 Transactions 42,809 Gain on sale of properties (9,750) Other non-core expense adjustments 3,051 Noncontrolling interests 40 Preferred stock dividends 16,575 Adjusted EBITDA (a) 356,094$ LQA Adjusted EBITDA (Adjusted EBITDA x 4) 1,424,376$ (a)Includes certain financial information from unconsolidated joint ventures. Note: For quarter ended September 30, 2017 QE 09/30/2017 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) GAAP interest expense plus capitalized interest and less bridge facility fees 73,724 Scheduled debt principal payments 138 Preferred dividends 16,575 Total fixed charges 90,437 Fixed charge ratio 3.9xGuidance (as of October 25, 2017) Net income per diluted share $1.10 - $1.15 Real estate depreciation and (gain)/loss on sale $4.60 - $4.60 Funds From Operations / share (NAREIT-Defined) $5.70 - $5.75 Non-core expense and revenue streams $0.30 - $0.35 Core Funds From Operations / share $6.00 - $6.10 Foreign currency translation adjustments $0.05 - $0.10 Constant-Currency Core FFO / share $6.05 - $6.20